UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) June 29, 2006

PROQUEST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3246	36-3580106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 Eisenhower Parkway, PO Box 1346	48106-1346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (734) 761-4700

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

ProQuest Company (the “Company”) has issued a press release regarding the timing of its Audit Committee’s completion of its investigation related to the Company’s ongoing accounting review and the previously disclosed restatement of its operating results. A copy of this press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, on June 29, 2006, in connection with the ongoing accounting review, the Company received a letter from KPMG LLP, its independent registered public accounting firm, in which KPMG LLP stated that its opinion on management’s assessment and the effectiveness of the Company’s internal control over financial reporting as of January 1, 2005, should no longer be relied upon.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROQUEST COMPANY
(Registrant)

DATE: July 6, 2006
	BY	/s/ Todd Buchardt
Todd Buchardt
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release by ProQuest Company, dated June 30, 2006 providing updated timing for completion of investigation.